UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

INTREXON CORPORATION

(Exact name of registrant as specified in charter)

Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway Germantown, Maryland		20876
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 556-9900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	XON	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2019, Intrexon Corporation (“Intrexon”) and TS AquaCulture LLC (“TS AquaCulture”), a Virginia limited liability company that is managed by Third Security, LLC (“Third Security”), entered into a stock purchase agreement (the “Purchase Agreement”), pursuant to which, upon the terms set forth therein, TS AquaCulture purchased from Intrexon 8,239,199 shares of common stock, par value $0.001 per share, of AquaBounty Technologies, Inc., a Delaware corporation (“AquaBounty”), for an aggregate purchase price of $21,586,701.38 and Intrexon assigned to TS AquaCulture all of Intrexon’s rights, and TS AquaCulture accepted and assumed all of such rights and obligations, under the Relationship Agreement, dated as of December 5, 2012, by and between Intrexon and AquaBounty.

Randal J. Kirk and shareholders affiliated with him beneficially own approximately 46.2% of Intrexon’s voting stock. Mr. Kirk is Intrexon’s Chief Executive Officer and Chairman of Intrexon’s board of directors (the “Board”) and currently serves as the Senior Managing Director and Chief Executive Officer of Third Security and owns 100% of the equity interests of Third Security. Third Security directly owns shares of Intrexon common stock and is also the manager of certain entities that directly own shares of Intrexon common stock, and therefore may be deemed to beneficially own approximately 34.7% of Intrexon’s common stock.

The Purchase Agreement was unanimously approved by the independent members of Intrexon’s Board of Directors, with the recommendation of the Audit Committee and an independent special committee of the Board.

The foregoing is a summary description of certain terms of the Purchase Agreement and, by its nature, is incomplete. A copy of the Purchase Agreement is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Intrexon encourages all readers to read the entire text of the Purchase Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Stock Purchase Agreement, dated October 29, 2019 by and between Intrexon Corporation and TS AquaCulture LLC

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrexon Corporation

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

Dated: October 30, 2019

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